                               [BUILDING GRAPHIC]


LIBERTY NORTH CAROLINA TAX-EXEMPT FUND                 SEMIANNUAL REPORT

JULY 31, 2000

PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:

You may have noticed that your Fund has a new name. As of July 14, the names of our funds were changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects your Fund's affiliation with the Liberty funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom -- however you define it.

Although the municipal bond markets exhibited considerable volatility during the six months ended July 31, 2000, the overall result was positive. As the Federal Reserve (the Fed) repeatedly raised key short-term interest rates -- by 0.25% in both February and March and by 0.50% in May -- two things became quite clear. First, the Fed was concerned that the rapidly expanding U.S. economy could ignite higher rates of inflation. Second, the Fed was quite determined to snuff out the sparks before they could become a conflagration.

Initially, the rate increases hurt performance in the municipal bond markets because as rates rise, bond prices fall. However, the Fed's persistence -- coupled with indications by the second quarter of the calendar year that the economy may be slowing -- appears to have convinced investors that inflation will not become a major obstacle to growth in the foreseeable future. Municipal bond prices rallied in the final two months of the period. Your Fund's management team had anticipated this scenario for some time, and the Fund was well positioned to benefit from the rally.

As always, thank you for choosing Liberty North Carolina Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.



Respectfully,


/s/ Stephen E. Gibson
-----------------------
    Stephen E. Gibson
    President
    September 11, 2000



Not FDIC
insured

May Lose Value

No Bank Guarantee


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

HIGHLIGHTS

-    POSITIVE RESULTS FOR MUNICIPAL BONDS WERE BOLSTERED BY RESTRICTED SUPPLY.

     Due to high tax revenues and budget surpluses, state and local governments issued fewer municipal bonds during the first six months of calendar year 2000. New bond issues were 22% below the 1999 level, and refundings of existing bonds declined nearly 70%. At the same time, higher yields prompted an increase in demand for municipal bonds. The combination of reduced supply and increased demand helped to keep prices for municipal bonds higher than they might otherwise have been.

-    THE MUNICIPAL BOND YIELD CURVE FLATTENED DURING THE SIX-MONTH PERIOD.

     Between February and July, yields for short-term municipal bonds declined slightly (0.10% to 0.20%). Meanwhile, rates for intermediate- and long-term municipals fell by as much as 0.54% as investors responded to early signs that the U.S. economy may be slowing and that inflation may not become a serious problem down the road. As yields fell, bond prices rose, and the gains were largest for bonds in the 25- to 30-year maturity range.




                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/00 - 7/31/00

                                  [LINE GRAPH]


                              LEHMAN BROTHERS                  SALOMON 30-YEAR
                            MUNICIPAL BOND INDEX             TREASURY BOND INDEX
                            --------------------             -------------------
1/31/2000                              0                                0
2/29/2000                           1.16                              3.7
3/31/2000                           3.37                             8.56
4/30/2000                           2.76                             7.23
5/31/2000                           2.22                             7.02
6/30/2000                           4.93                             9.36
7/31/2000                            6.4                            11.48


Past performance is no indication of future results.

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.




NET ASSET VALUE PER SHARE AS OF 7/31/00

Class A                         $7.08
Class B                         $7.08
Class C                         $7.08



DISTRIBUTIONS DECLARED FROM 2/1/00 TO 7/31/00

Class A                         $0.164
Class B                         $0.138
Class C                         $0.148


A portion of the Fund's income may be subject to the alternative minimum tax.

The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.



SEC YIELDS ON 7/31/00

Class A                         4.00%
Class B                         3.43%
Class C                         3.72%


The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.43% for Class C shares.




TAXABLE-EQUIVALENT SEC YIELDS ON 7/31/00

Class A                         7.18%
Class B                         6.16%
Class C                         6.68%


Taxable-equivalent SEC yields are based on the maximum combined effective 44.3% federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when Adjusted Gross Income exceeds certain levels.

PORTFOLIO MANAGER'S REPORT


QUALITY BREAKDOWN AS OF 7/31/00



AAA                             45.8%
AA                              32.7%
A                               15.3%
BBB                              3.9%
Non-rated                        2.3%


Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

BOUGHT/SOLD

As part of our efforts to lengthen the Fund's duration and keep its credit quality high, we divested uninsured (BBB-rated) Puerto Rico general obligation bonds due in 2014 and replaced them with insured (AAA-rated) Puerto Rico finance bonds due in 2017 (3.4% of net assets).



RISING LONG-TERM BOND PRICES CONTRIBUTED TO MODEST BUT SOLID GAINS FOR THE FUND

Against a backdrop of falling yields and rising prices for intermediate- and long-term municipal bonds, Class A Shares of Liberty North Carolina Tax-Exempt Fund posted a total return of 6.44% without a sales charge for the six months ended July 31, 2000. We are pleased with this result, which reflects not only the general trend in the market but the effectiveness of our investment strategy.


FUND SHIFTED EMPHASIS TO BETTER LONG-TERM POSITIONING

In the second half of the fiscal year ended January 31, 2000, we chose to shorten the Fund's duration. This move was designed to insulate the Fund from the impact of rising interest rates, which generally lead to lower bond prices. By February of this year, we were convinced that the market would ultimately come to view the Fed's interest rate hikes as an effective, preemptive strike against higher inflation. In a lower inflation-rate environment, investors would not demand higher yields, so we expected more moderate interest rates to prevail in the long run. Falling rates, of course, mean rising prices for bonds.

With this scenario in mind, we began lengthening the Fund's duration in February, purchasing primarily securities in the 15- to 17-year maturity range. Following additional "preemptive strikes" against inflation in February, March and May, investors did indeed allow bond yields to subside. The bond market rallied, and the Fund performed quite well.

One contributor to performance was a bond backed by USAir, the regional airline. When UAL, Inc., the parent company of United Airlines, announced its proposed merger with USAir, the value of this holding increased. Investors reasoned that, following the merger, UAL's higher credit rating would apply to USAir-related debt. Investor speculation about this became excessive, however, and we sold the bond as its price rose, thereby capturing some additional appreciation for the Fund.


NORTH CAROLINA CONTINUED TO BE A NATIONAL LEADER

North Carolina's increasingly diversified economy and conservative fiscal policies have made it one of the most financially healthy states in recent years. Relatively low business costs have attracted a large number of financial services, technology, education and research businesses. Added to the state's traditional textiles and manufacturing companies, this has fostered above-average job growth and below-average unemployment rates. At the same time the climate and attractive housing prices have proven very attractive to retirees, who have brought significant amounts of personal assets to the state and boosted retail sales rates. Per capita personal income has grown rapidly, fueling healthy gains in state tax revenues.

SIGNS OF A POSITIVE ENVIRONMENT FOR BONDS ARE GROWING

Our outlook for the municipal bond market has improved considerably. As the six-month period came to a close, we had already seen the first signs of more temperate U.S. economic growth, including a reduction in new housing starts and softening of retail sales. Slower growth could set the stage for lower interest rates in 12 to 15 months. We believe the Fund is well positioned should that occur.

In addition, North Carolina, with its very diverse economy, high tax revenues and low level of debt, is well positioned to deal with the effects of a nationwide economic slowdown. Nonetheless, the Fund could be adversely affected by the lack of liquidity in the North Carolina municipal market. The supply of bonds is quite limited, while the demand is extensive. This may keep prices for North Carolina issues high, but it also could make it difficult to buy new securities if and when we feel a change in tactics for the Fund is warranted.




/s/ David Pope
--------------

DAVID POPE is portfolio manager of Liberty North Carolina Tax-Exempt Fund and is a vice president of Colonial Management Associates, Inc. (CMA).


Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

[LINE GRAPH]


TOP FIVE SECTOR BREAKDOWN
7/31/00 VS. 1/31/00

                             7/31/00        1/31/00
                             -------        -------
Refunded/Escrowed             20.4%          19.3%
Local Appropriated            17.2%          19.3%
Hospital                      11.3%          11.5%
Joint Power Authority          7.7%           7.2%
Education                      7.7%           7.4%



Sector breakdowns are calculated as a percentage of net assets.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown in the future.

PERFORMANCE INFORMATION




AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00



Share Class                       A                                   B                             C
Inception Date                  9/1/93                              9/1/93                        8/1/97
                    -----------------------------         --------------------------    ---------------------------
                       Without         With Sales            Without      With Sales       Without       With Sales
                    Sales Charge         Charge           Sales Charge      Charge      Sales Charge       Charge
                    ------------       ----------         ------------    ----------    ------------     ----------
6 month
(cumulative)            6.44%             1.38%               6.04%          1.04%          6.20%          5.20%
1 year                  2.44             (2.42)               1.68          (3.21)          1.99           1.01
5 years                 5.51              4.49                4.72           4.39           4.89           4.89
Life of Fund            4.38              3.65                3.60           3.60           3.72           3.72



AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

Share Class                          A                            B                             C
                        --------------------------    --------------------------    --------------------------
                           Without      With Sales       Without      With Sales      Without       With Sales
                        Sales Charge      Charge      Sales Charge      Charge      Sales Charge      Charge
                        ------------    ----------    ------------    ----------    ------------    ----------
6 month
(cumulative)                4.02%         (0.92)%         3.61%         (1.39)%         3.77%          2.77%
1 year                      1.27          (3.54)          0.52          (4.32)          0.82          (0.15)
5 years                     5.35           4.33           4.57           4.23           4.72           4.72
Life of Fund                4.20           3.46           3.43           3.43           3.54           3.54



Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B shares contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C shares contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing Fund class with a similar expense structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B and Class C shares.

INVESTMENT PORTFOLIO



July 31, 2000
(Unaudited, in thousands)



MUNICIPAL BONDS - 99.1%                                       PAR         VALUE
--------------------------------------------------------------------------------
EDUCATION - 11.2%
EDUCATION - 7.7%
East Carolina University,
  Series 1994,
    6.200% 11/01/15                                         $  475       $   504
PR Commonwealth of Puerto Rico,
  Ana G. Mendez University System,
  Series 1999,
    5.375% 02/01/19                                            275           255
State Educational Facilities Authority,
  Wake Forest University,
  Series 1998,
    5.000% 11/01/17                                            250           236
State Educational Facilities Finance Agency,
  Duke University,
  Series C,
    6.750% 10/01/21                                          1,235         1,288
                                                                         -------
                                                                           2,283
                                                                         -------
STUDENT LOAN - 3.5%
State Education Assistance Authority,
  Series 1996 C,
    6.350% 07/01/16                                          1,000         1,030
                                                                         -------

--------------------------------------------------------------------------------
HEALTHCARE - 11.3%
HOSPITAL
Charlotte-Mecklenburg Hospital,
  Carolinas Healthcare Systems,
  Series A:
    5.000% 01/15/17                                            750           687
    6.250% 01/01/20                                            485           494
State Medical Care Commission,
  Annie Penn Memorial Hospital,
  Series 1998,
    5.375% 01/01/22                                            500           388
Gaston Health Care,
  Series 1998,
    5.000% 02/15/19                                            750           658
Stanley Memorial Hospital,
  Series 1999,
    6.375% 10/01/29                                            500           503
Wilson Memorial Hospital,
  Series 1997,
    (a) 11/01/14                                             1,380           632
                                                                         -------
                                                                           3,362
                                                                         -------

--------------------------------------------------------------------------------
HOUSING - 12.4%
ASSISTED LIVING/SENIOR - 0.6%
State Medical Care Commission,
  DePaul Community Facilities Project,
  Series 1999,
    7.625% 11/01/29                                            200           192
                                                                         -------

MULTI-FAMILY - 7.0%
Eastern Carolina Regional Housing
  Authority, New River Apartments,
  Jacksonville, Series 1994,
    8.250% 09/01/14                                            235           240
Raleigh Housing Authority,
  Cedar Point Apartments,
  Series 1999 A,
    5.875% 11/01/24                                            500           466
State Housing Finance Agency,
  Series F,
    6.600% 07/01/17                                          1,340         1,393
                                                                         -------
                                                                           2,099
                                                                         -------
SINGLE FAMILY - 4.8%
State Housing Finance Agency:
  Series W,
    6.450% 09/01/14                                            410           420
  Series KK,
    5.500% 03/01/09                                            305           308
  Series 1998,
    5.250% 03/01/17                                            750           706
                                                                         -------
                                                                           1,434
                                                                         -------

--------------------------------------------------------------------------------
OTHER - 20.4%
REFUNDED/ESCROWED (b)
Cumberland County,
  Civic Center Project,
  Series 1995 A,
    6.400% 12/01/24                                          1,000         1,087
Eastern Municipal Power Agency:
  Series 1987 A,
    4.500% 01/01/24                                          1,750         1,529
  Series 1991 A,
    6.500% 01/01/18                                          1,500         1,681
Lincoln County,
  Lincoln County Hospital,
    9.000% 05/01/07                                            215           246
State Municipal Power Agency,
  Catawba No. 1,
  Series 1990,
    5.500% 01/01/13                                          1,000         1,036
Wake County,
  Series 1993,
    5.125% 10/01/13                                            500           499
                                                                         -------
                                                                           6,078
                                                                         -------

--------------------------------------------------------------------------------
TAX-BACKED - 28.1%
LOCAL APPROPRIATED - 17.2%
Chapel Hill,
  Parking Facilities,
  Series 1994,
    6.450% 12/01/23                                            500           516

See notes to investment portfolio.

MUNICIPAL BONDS (CONTINUED)                                   PAR         VALUE
--------------------------------------------------------------------------------
Cityfair Parking Facility,
  Series 1994 A,
    6.125% 06/01/10                                         $  430       $   453
Cumberland County,
  Civic Center Project,
  Series 1998,
    5.000% 12/01/18                                          1,000           932
Durham County,
  Hospital & Office Facilities:
  Series 1994,
    6.000% 05/01/14                                          1,000         1,062
  Series 1997,
    5.000% 05/01/14                                            250           242
Harnett County,
  Harnett County Projects,
  Series 1994,
    6.400% 12/01/14                                            250           269
Randolph County,
  Randolph County Projects
  Series 2000,
    5.750% 06/01/22                                            250           252
Rowan County,
  Justice Center Project,
  Series 1992,
    6.250% 12/01/07                                            500           529
Sampson Area,
  Series 1999,
    4.750% 06/01/24                                          1,000           871
                                                                         -------
                                                                           5,126
                                                                         -------
STATE APPROPRIATED - 4.1%
PR Commonwealth of Puerto Rico,
  Public Finance Corp.,
  Series 1998 A,
    5.375% 06/01/17                                          1,000         1,013
PR Commonwealth of Puerto Rico
  Public Building Authority,
  Series 1993 M,
    5.700% 07/01/16                                            200           203
                                                                         -------
                                                                           1,216
                                                                         -------
STATE GENERAL OBLIGATIONS - 6.8%
State Public School,
  Series 1999,
    4.600% 04/01/16                                          1,000           903
PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
  Series 1995,
    6.250% 07/01/12                                          1,000         1,112
                                                                         -------
                                                                           2,015
                                                                         -------

--------------------------------------------------------------------------------
TRANSPORTATION - 3.5%
AIR TRANSPORTATION
Charlotte Airport,
  Series 1999, IFRN (variable rate) (c)
    7.610% 06/15/22                                          1,000         1,033
                                                                         -------

--------------------------------------------------------------------------------
UTILITY - 12.2%
JOINT POWER AUTHORITY - 7.7%
Eastern Municipal Power Agency:
  Series 1993 B,
    6.000% 01/01/22                                            500           517
  Series 1999 D,
    6.700% 01/01/19                                            500           513
State Municipal Power Agency,
  Catawba Electric No. 1,
  Series 1998 A,
    5.500% 01/01/15                                          1,250         1,270
                                                                         -------
                                                                           2,300
                                                                         -------
MUNICIPAL ELECTRIC - 4.5%
University of North Carolina
  at Chapel Hill:
    (a) 08/01/13                                             2,000         1,009
  Series 1997,
    (a) 08/01/20                                             1,000           325
                                                                         -------
                                                                           1,334
                                                                         -------
TOTAL MUNICIPAL BONDS
(cost of $29,353) (d)                                                     29,502
                                                                         -------

OPTIONS - 0.1%
--------------------------------------------------------------------------------
December 2000 Treasury Bond Call,
  Strike price 100, expiration 11/18/00
  (cost of $14)                                              1,100            15
                                                                         -------
TOTAL INVESTMENTS
(cost of $29,367)                                                         29,517
                                                                         -------
OTHER ASSETS & Liabilities, Net - 0.8%                                       248
                                                                         =======

NET ASSETS - 100%                                                        $29,765
                                                                         =======




NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) This is a restricted security which was acquired at a cost of $99. This security represents 3.5% of the Fund's net assets at July 31, 2000.

(d) Cost for federal income tax purposes is the same.


    Acronym                            Name
    -------                            ----
     IFRN                   Inverse Floating Rate Note





See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES


July 31, 2000 (Unaudited)

(In thousands except for per share amounts and footnotes)





ASSETS
Investments at value (cost $29,367)                                         $ 29,517
Receivable for:
  Interest                                                $    295
Other                                                           89               384
                                                          --------          --------
  Total Assets                                                                29,901

LIABILITIES
Payable for:
  Distributions                                                 37
  Fund shares repurchased                                       35
Accrued :
  Management fee                                                12
  Transfer agent fee                                             3
  Bookkeeping fee                                                2
  Deferred Trustees fees                                         3
Other                                                           44
                                                          --------
  Total Liabilities                                                              136
                                                                            --------

NET ASSETS                                                                  $ 29,765
                                                                            ========
Net asset value & redemption price per share --
  Class A ($15,687/2,216)                                                   $   7.08(a)
                                                                            ========
Maximum offering price per share --
  Class A ($7.08/0.9525)                                                    $   7.43(b)
                                                                            ========
Net asset value & offering price per share --
  Class B ($13,526/1,910)                                                   $   7.08(a)
                                                                            ========
Net asset value & offering price per share --
  Class C ($552/78)                                                         $   7.08(a)
                                                                            ========

COMPOSITION OF NET ASSETS
Capital paid in                                                             $ 30,860
Overdistributed net investment income                                            (47)
Accumulated net realized loss                                                 (1,198)
Net unrealized appreciation                                                      150
                                                                            --------
                                                                            $ 29,765
                                                                            ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.




STATEMENT OF OPERATIONS

For the Six Months ended July 31, 2000 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                                                    $    875

EXPENSES
Management fee                                            $     75
Service fee                                                     28
Distribution fee -- Class B                                     51
Distribution fee -- Class C                                      2
Transfer agent fee                                              24
Bookkeeping fee                                                 14
Trustees fee                                                     4
Audit fee                                                       20
Legal fee                                                        3
Registration fee                                                 9
Reports to shareholders                                          8
Other                                                            3
                                                          --------
Total expenses                                                 241

Fees waived by the Distributor -- Class C                       (1)
Custodian credits earned                                        (1)              239
                                                          --------          --------
       Net Investment Income                                                     636
                                                                            --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                                 (171)
  Closed futures contracts                                     (23)
                                                          --------
       Net Realized Loss                                                        (194)
Net change in unrealized
  appreciation/depreciation
  during the period on:
  Investments                                                1,411
  Open futures contracts                                       (20)
                                                          --------
    Net change in unrealized
      appreciation/depreciation                                                1,391
                                                                            --------
    Net Gain                                                                   1,197
                                                                            --------
Increase in Net Assets from Operations                                      $  1,833
                                                                            ========




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

(In thousands)


                                                         (UNAUDITED)
                                                         SIX MONTHS
                                                            ENDED          YEAR ENDED
                                                          JULY 31,         JANUARY 31,
                                                          --------         -----------
INCREASE (DECREASE) IN NET ASSETS                           2000              2000
---------------------------------                           ----              ----
OPERATIONS:
Net investment income                                     $    636          $  1,342
Net realized loss                                             (194)             (258)
Net unrealized appreciation/depreciation                     1,391            (3,421)
                                                          --------          --------
  Net Increase (Decrease) from Operations                    1,833            (2,337)
DISTRIBUTIONS:
From net investment income -- Class A                         (369)             (736)
From net investment income -- Class B                         (272)             (575)
From net investment income -- Class C                          (13)              (30)
                                                          --------          --------
                                                             1,179            (3,678)
                                                          --------          --------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                            440             3,670
Value of distributions reinvested -- Class A                   225               442
Cost of shares repurchased -- Class A                       (1,342)           (2,931)
                                                          --------          --------
                                                              (677)            1,181
                                                          --------          --------
Receipts for shares sold -- Class B                            310             1,441
Value of distributions reinvested -- Class B                   131               290
Cost of shares repurchased -- Class B                       (1,384)           (3,454)
                                                          --------          --------
                                                              (943)           (1,723)
                                                          --------          --------
Receipts for shares sold -- Class C                             70               411
Value of distributions reinvested -- Class C                     6                23
Cost of shares repurchased -- Class C                         (242)             (160)
                                                          --------          --------
                                                              (166)              274
                                                          --------          --------
Net Decrease from Fund Share Transactions                   (1,786)             (268)
                                                          --------          --------
  Total Decrease                                              (607)           (3,946)

NET ASSETS
Beginning of period                                         30,372            34,318
                                                          --------          --------
End of period (net of overdistributed net
  investment income of $47 and $29,
  respectively)                                           $ 29,765          $ 30,372
                                                          ========          ========




                                                         (UNAUDITED)
                                                         SIX MONTHS
                                                            ENDED          YEAR ENDED
                                                          JULY 31,         JANUARY 31,
                                                          --------         -----------
NUMBER OF FUND SHARES                                       2000              2000
---------------------                                       ----              ----
Sold -- Class A                                               64               501
Issued for distributions reinvested -- Class A                32                61
Repurchased -- Class A                                      (193)             (409)
                                                            ----              ----
                                                             (97)              153
                                                            ----              ----
Sold -- Class B                                               45               201
Issued for distributions reinvested -- Class B                19                40
Repurchased -- Class B                                      (200)             (481)
                                                            ----              ----
                                                            (136)             (240)
                                                            ----              ----
Sold -- Class C                                               10                55
Issued for distributions reinvested -- Class C                 1                 3
Repurchased -- Class C                                       (35)              (22)
                                                            ----              ----
                                                             (24)               36
                                                            ----              ----




See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of management of Liberty North Carolina Tax-Exempt Fund, (formerly Colonial North Carolina Tax-Exempt Fund), (the Fund), a series of Liberty Funds Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.


NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:

The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

AVERAGE NET ASSETS                                        ANNUAL FEE RATE
------------------                                        ---------------
First $2 billion                                               0.50%
Over $2 billion                                                0.45%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended July 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $5,852 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $18,378 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to November 30, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the six months ended July 31, 2000, the Fund's service fee was 0.19%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's net assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $1,381 applied during the six months ended July 31, 2000. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.


NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended July 31, 2000, purchases and sales of investments, other than short-term obligations were $2,616,025 and $4,233,233, respectively.

Unrealized appreciation (depreciation) at July 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                      $ 695,434
Gross unrealized depreciation                       (545,001)
                                                   ---------
  Net unrealized appreciation                      $ 150,433
                                                   =========

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION             CAPITAL LOSS CARRYFORWARD
------------------             -------------------------
       2004                            $356,000
       2005                             124,000
       2007                             293,000
                                       --------
                                       $773,000
                                       ========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.



NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 2000.

FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:


                                                                          (UNAUDITED)
                                                               SIX MONTHS ENDED JULY 31, 2000
                                                               ------------------------------
                                                        CLASS A            CLASS B         CLASS C
                                                        -------            -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD                    $6.810             $6.810          $6.810
                                                        ------             ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.160              0.134           0.144(b)
Net realized and unrealized gain                        0.274              0.274           0.274
                                                        ------             ------          ------
Total from Investment Operations                        0.434              0.408           0.418
                                                        ------             ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.164)            (0.138)         (0.148)
                                                        ------             ------          ------
NET ASSET VALUE, END OF PERIOD                          $7.080             $7.080          $7.080
                                                        ------             ------          ------
Total return (c)                                        6.44%              6.04%            6.20%(e)
                                                        ------             ------          ------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                         1.25%              2.00%           1.70%(b)
Net investment income (f)(g)                            4.60%              3.85%           4.15%(b)
Portfolio turnover (d)                                     9%                 9%              9%
Net assets at end of period (000)                       $15,687            $13,526         $552

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.010 per share and 0.30% annualized.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)   Annualized.

                                                                YEAR ENDED JANUARY 31, 2000
                                                                ---------------------------
                                                       CLASS A             CLASS B           CLASS C
                                                       -------             -------           -------

NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.600            $ 7.600            $ 7.600
                                                   ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.318              0.264              0.285(b)
Net realized and unrealized loss                   (0.790)            (0.790)            (0.790)
                                                   ------             ------             ------
Total from Investment Operations                   (0.472)            (0.526)            (0.505)
                                                   ------             ------             ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.318)            (0.264)            (0.285)
                                                   ------             ------             ------
NET ASSET VALUE, END OF PERIOD                    $ 6.810            $ 6.810            $ 6.810
                                                   ------             ------             ------
Total return (c)                                    (6.33)%            (7.03)%            (6.75)%(d)
                                                   ------             ------             ------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                         1.11%              1.86%              1.56%(b)
Net investment income (e)                            4.41%              3.66%              3.96%(b)
Portfolio turnover                                     30%                30%                30%
Net assets at end of period (000)                 $15,746            $13,932            $   694

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                Year ended January 31, 1999
                                                                     ----------------------------------------------
                                                                     Class A             Class B            Class C
                                                                     -------             -------            -------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     7.450        $     7.450        $     7.450
                                                                  -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                              0.342              0.285              0.307(b)
Net realized and unrealized gain                                       0.164              0.164              0.164
                                                                  -----------        -----------        -----------
Total from Investment Operations                                       0.506              0.449              0.471
                                                                  -----------        -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                            (0.348)            (0.292)            (0.314)
In excess of net investment income                                    (0.008)            (0.007)            (0.007)
                                                                  -----------        -----------        -----------
Total Distributions Declared to Shareholders                          (0.356)            (0.299)            (0.321)
                                                                  -----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD                                   $     7.600        $     7.600        $     7.600
                                                                  -----------        -----------        -----------
Total return (c)(d)                                                     6.98%              6.17%              6.49%
                                                                  -----------        -----------        -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                            0.81%              1.56%              1.26%(b)
Net investment income (e)                                               4.55%              3.80%              4.10%(b)
Fees and expenses waived or borne by the Advisor (e)                    0.29%              0.29%              0.29%
Portfolio turnover                                                        26%                26%                26%
Net assets at end of period (000)                                $    16,426        $    17,387        $       505

(a) Net of fees and expenses waived or borne by the Advisor      $     0.022        $     0.022        $     0.022
which amounted to:

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.


                                                                  Years ended January 31,
                                                      ------------------------------------------------
                                                                          1998
                                                      -----------------------------------------------
                                                      Class A           Class B           Class C (b)
                                                      -------           -------           -----------

NET ASSET VALUE, BEGINNING OF PERIOD                  $7.120            $7.120            $7.350
                                                 -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.373             0.319             0.168(c)
Net realized and unrealized gain                       0.327             0.327             0.100
                                                 -----------       -----------       -----------
Total from Investment Operations                       0.700             0.646             0.268
                                                 -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.370)           (0.316)           (0.168)
                                                 -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                        $7.450            $7.450            $7.450
                                                 -----------       -----------       -----------
Total return (d)(e)                                    10.10%             9.28%             3.69%(f)
                                                 -----------       -----------       -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            0.49%             1.24%             0.96%(c)(h)
Net investment income (g)                               5.11%             4.36%             4.55%(c)(h)
Fees and expenses waived or borne by
  the Advisor (g)                                       0.64%             0.64%             0.63%(h)
Portfolio turnover                                        23%               23%               23%
Net assets at end of period (000)                    $16,425           $17,348              $174

(a) Net of fees and expenses waived or borne
by the Advisor which amounted to:                     $0.047            $0.047            $0.047


                                                                          Years ended January 31,
                                                     --------------------------------------------------------------
                                                              1997                                  1996
                                                     --------------------------          --------------------------
                                                     Class A            Class B          Class A            Class B
                                                     --------------------------          --------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $7.270            $7.270            $6.680            $6.680
                                                 -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.376             0.322             0.386             0.334
Net realized and unrealized gain                      (0.150)           (0.150)            0.588             0.588
                                                 -----------       -----------       -----------       -----------
Total from Investment Operations                       0.226             0.172             0.974             0.922
                                                 -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.376)           (0.322)           (0.384)           (0.332)
                                                 -----------       -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                        $7.120            $7.120            $7.270            $7.270
                                                 -----------       -----------       -----------       -----------
Total return (d)(e)                                     3.29%             2.51%            14.91%            14.07%
                                                 -----------       -----------       -----------       -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            0.45%             1.20%             0.33%             1.08%
Net investment income (g)                               5.29%             4.54%             5.47%             4.72%
Fees and expenses waived or borne by
  the Advisor (g)                                       0.66%             0.66%             0.76%             0.76%
Portfolio turnover                                        38%               38%               34%               34%
Net assets at end of period (000)                    $16,522           $17,427           $15,813           $18,593

(a) Net of fees and expenses waived or borne
by the Advisor which amounted to:                     $0.047            $0.047            $0.053            $0.053

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)      Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)      Annualized.

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


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


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

TRUSTEES & TRANSFER AGENT


TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President--Operations, The Rockport Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)


JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group - Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty North Carolina Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.



SEMIANNUAL REPORT:
Liberty North Carolina Tax-Exempt Fund

CHOOSE LIBERTY

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

                              [LIBERTY FUNDS LOGO]

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STEIN ROE
ADVISOR        Innovative solutions for growth and income investing.

[KEYPORT LOGO]     A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

LIBERTY NORTH CAROLINA TAX-EXEMPT FUND                        Semiannual Report

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     Liberty Funds Distributor, Inc. (C)2000
     One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
     www.libertyfunds.com

                                                 790-03/386C-0700 (9/00) 00/1565